SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

April 23, 2007
(Date of Report)

CACI International Inc
(Exact name of registrant as specified in its Charter)

Delaware	001-31400	54-1345899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1100 N. Glebe Road
Arlington, Virginia 22201
(Address of Principal executive offices)(ZIP code)

(703) 841-7800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(d)	(1)	On April 17, 2007, Mr. Dan R. Bannister and General Henry Hugh Shelton USA(R) were appointed to our Board of Directors, effective May 1, 2007.

	(2)	There is no arrangement or understanding between Mr. Bannister or General Shelton and any other person pursuant to which either of them was selected as a director.

	(3)	At this time, neither Mr. Bannister nor General Shelton has been appointed to any committees of our Board of Directors. However, the Board expects to address committee appointments for both of them prior to our next quarterly meetings of the committees of our Board in mid-June 2007.

	(4)	There are no transactions of the kind described in Item 404(a) of Regulation S-K in which either Mr. Bannister or General Shelton was a participant.

	(5)	There is no plan, contract or arrangement that was entered into or materially modified in connection with Mr. Bannister's or General Shelton's appointment.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CACI International Inc

Registrant

By:

Arnold D. Morse Senior Vice President, Chief Legal Officer and Secretary